SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported)           February 7, 1996
                                                  ---------------------------

                             First Union Corporation
             (Exact name of registrant as specified in its charter)

        North Carolina                  1-10000                 56-0898180
(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)

                  One First Union Center
                Charlotte, North Carolina                   28288-0013
         (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code          (704) 374-6565
                                                  ------------------------


         (Former name or former address, if changed since last report.)



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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

                  Attached hereto as Exhibit (4)(a) is a Form of Instrument of Resignation, Appointment and Acceptance, dated as of February 7, 1996 (the "Tri-Party Agreement"), among First Union Corporation (the "Corporation"), The Bank of New York (formerly Irving Trust Company) and Harris Trust and Savings Bank ("Harris").

                  Attached hereto as Exhibit (4)(b) is a Form of Third Supplemental Indenture, dated as of February 7, 1996 (the "Third Amendment"), to the Indenture, dated as of March 15, 1986 (as amended by a First Supplemental Indenture dated as of August 1, 1990, and by a Second Supplemental Indenture dated as of November 15, 1992) between the Corporation and Harris.

                  The Tri-Party Agreement effects the resignation of The Bank of New York (formerly Irving Trust Company) as trustee under the Indenture, the appointment by the Corporation of Harris as successor trustee under the Indenture and the acceptance by Harris of the appointment as successor trustee under the Indenture. The Third Amendment effects certain changes to the Indenture to reflect the Tri-Party Agreement.

                  Also attached hereto as Exhibit (25)(a) is a Form T-1 of Harris.

Item 7.  Financial Statements and Exhibits.

Exhibit No.                                                            Description

    (4)(a)                                           Form of Instrument of Resignation, Appointment
                                                     and Acceptance, dated as of February 7, 1996,
                                                     among the Corporation, Harris and The
                                                     Bank of New York (formerly Irving Trust Company).

    (4)(b)                                           Form of Third Supplemental Indenture, dated as
                                                     of February 7, 1996, among the Corporation and
                                                     Harris.

   (25)(a)                                           Form T-1 Statement of Eligibility under the Trust
                                                     Indenture Act of 1939 of Harris.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   FIRST UNION CORPORATION


Date: February 9, 1996             By:       /s/ Kenneth R. Stancliff
                                        -----------------------------
                                   Kenneth R. Stancliff
                                   Senior Vice President and Treasurer



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                                  EXHIBIT INDEX


Exhibit No.                                                            Description
    (4)(a)                                           Form of Instrument of Resignation, Appointment
                                                     and Acceptance, dated as of February 7, 1996, among
                                                     the Corporation, Harris and The Bank of New York
                                                     (formerly Irving Trust Company).

    (4)(b)                                           Form of Third Supplemental Indenture, dated as
                                                     of February 7, 1996, among the Corporation and
                                                     Harris.

   (25)(a)                                           Form T-1 Statement of Eligibility under the Trust
                                                     Indenture Act of 1939 of Harris.



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